SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 10, 2001


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


            DELAWARE                    001-15253                43-1804048
-------------------------------   --------------------    ----------------------
  (State or other jurisdiction      (Commission file           (IRS Employer
        of incorporation)                number)          Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)









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Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.     Document
                 -----------     --------
                 (99)            Additional Exhibits

                 99.1            News release issued by Stilwell  Financial Inc.
                                 dated May 10, 2001 reporting that Stilwell held its Annual Meeting of Shareholders and declared a quarterly dividend, is attached hereto as
                                 Exhibit 99.1



Item 9.          Regulation FD Disclosure

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated May 10, 2001, reporting that Stilwell held its Annual Meeting of Shareholders on May 10, 2001. The release also announced that the Stilwell Board of Directors declared a one-cent per share dividend on the Company's outstanding common stock, payable on July 31, 2001, to stockholders of record at the close of business on July 16, 2001.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Stilwell Financial Inc.


Date: May 16, 2001                By:        /s/  Douglas E. Nickerson
                                     -------------------------------------------
                                               Douglas E. Nickerson
                                          Vice President and Controller
                                          (Principal Accounting Officer)